UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2016

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Fund currently invests in securities through an underlying mutual fund, Municipal High Income Portfolio. That underlying fund will cease operations on or about November 22, 2016, and the Board of Trustees of the Fund has determined that it is in the best interests of the Fund’s shareholders to invest directly in securities as a stand-alone fund as of that time. There will be no changes to the Fund’s investment objective, investment strategies, policies, manager, subadviser or portfolio management team as a result of it becoming a stand-alone fund that invests directly in securities.

Effective August 1, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplements dated July 22, 2016 and August 24, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

II	Western Asset Municipal High Income Fund

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

Western Asset Municipal High Income Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended July 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce reported that revised fourth quarter 2015 and first quarter 2016 GDP growth moderated to 0.9% and 0.8%, respectively. The U.S. Department of Commerce’s second reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”) and an upturn in exports and smaller decreases in nonresidential fixed investment and federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in July 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In July 2016, 26.6% of Americans looking for a job had been out of work for more than six months, versus 27.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed kept rates on hold at its meeting that concluded on July 27, 2016, as well as during the prior meetings of the year.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Municipal High Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Municipal High Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Municipal High Income Portfolio, which has the same investment objective and strategies and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Municipal High Income Portfolio. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from anticipated changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities”. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative tax (“AMT”). Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade categories (that is, securities rated in the Baa/BBB categories) or rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, determined to be of comparable credit quality. However, the Fund is permitted to invest in securities rated in any investment category. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

Although the Fund may invest in securities of any maturity, the Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities at the time of purchase ranging from one to more than thirty years. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi of municipal securities, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Municipal High Income Fund 2016 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns but generated mixed results versus equal-duration Treasuries over the twelve months ended July 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)ii monetary policy, the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields fluctuated, but were unchanged overall, whereas long-term Treasury yields declined during the twelve months ended July 31, 2016. Two-year Treasury yields began and ended the reporting period at 0.67%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.20% at the beginning of the period and ended the period at 1.46%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 6.94% and 5.94%, respectively. The overall creditworthiness of the municipal bond market improved as the U.S. economy continued to expand, resulting in a better labor market and higher confidence levels. The municipal bond market was also supported by generally solid investor demand.

Q. How did we respond to these changing market conditions?

A. The Fund did not have any significant changes during the reporting period. The Fund employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from performance.

Performance review

For the twelve months ended July 31, 2016, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 8.32%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 6.94% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 9.62% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Municipal High Income Portfolio, which has the same investment objective and strategies and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Municipal High Income Portfolio.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 155 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Municipal High Income Fund 2016 Annual Report

Performance Snapshot as of July 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Municipal High Income Fund:
Class A	4.77%	8.32%
Class C	4.48%	7.80%
Class I	4.86%	8.58%
Bloomberg Barclays Municipal Bond Index	3.16%	6.94%
Lipper High Yield Municipal Debt Funds Category Average[1]	5.13%	9.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2016 for Class A, Class C and Class I shares were 3.48%, 3.04% and 3.79%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.71%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.81%, 1.38% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds for the six-month period and among the 155 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Municipal High Income Fund 2016 Annual Report	3

Fund overview (cont’d)

the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its duration and yield curvev positioning. Having a duration that was longer than that of the benchmark was beneficial as rates generally declined during the reporting period. From a yield curve perspective, having an overweight position to the long end of the curve (20+ years) was positive for returns as the yield curve flattened. Having an underweight position to the shorter end of the curve also contributed to performance.

Our positioning in a number of sectors contributed to results. More specifically, an overweight to the Industrial Revenue sector, along with security selection in the Health Care, Transportation and Water & Sewer sectors, were beneficial for results.

The Fund’s quality biases also contributed to performance. In particular, having an overweight position to municipal securities rated BBB, combined with underweight positions to securities rated AAA and AA, were additive for results as lower rated municipal bonds outperformed their higher rated counterparts over the twelve-month period.

Q. What were the leading detractors from performance?

A. The Fund outperformed the benchmark during the reporting period. The largest detractor from our relative performance was having no allocation to the Tobacco sector. While the sector generated strong results, in our opinion, it did not adequately compensate investors for the underlying risks.

Thank you for your investment in Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2016

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher rated securities. Below investment grade securities (that is, securities rated below the Baa/BBB categories) or, if unrated, securities determined to be of comparable credit quality are commonly referred to as “junk bonds.” Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or

4	Western Asset Municipal High Income Fund 2016 Annual Report

investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Municipal High Income Fund 2016 Annual Report	5

Portfolio at a glance† (unaudited)

Municipal High Income Portfolio

The Fund invests all of its investable assets in Municipal High Income Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of July 31, 2016 and July 31, 2015 and does not include derivatives such as futures contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Municipal High Income Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2016 and held for the six months ended July 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	4.77%	$1,000.00	$1,047.70	0.80%	$4.07	Class A	5.00%	$1,000.00	$1,020.89	0.80%	$4.02
Class C	4.48	1,000.00	1,044.80	1.37	6.97	Class C	5.00	1,000.00	1,018.05	1.37	6.87
Class I	4.86	1,000.00	1,048.60	0.65	3.31	Class I	5.00	1,000.00	1,021.63	0.65	3.27

Western Asset Municipal High Income Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset Municipal High Income Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 7/31/16	8.32%	7.80%	8.58%
Five Years Ended 7/31/16	6.35	5.78	6.54
Ten Years Ended 7/31/16	5.01	4.37	N/A
Inception* through 7/31/16	—	—	4.85

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 7/31/16	3.68%	6.80%	8.58%
Five Years Ended 7/31/16	5.44	5.78	6.54
Ten Years Ended 7/31/16	4.56	4.37	N/A
Inception* through 7/31/16	—	—	4.85

Cumulative total returns
Without sales charges[1]
Class A (7/31/06 through 7/31/16)	63.07%
Class C (7/31/06 through 7/31/16)	53.44
Class I (Inception date of 3/20/07 through 7/31/16)	55.83

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, C and I shares are November 6, 1992, November 17, 1994 and March 20, 2007, respectively.

Western Asset Municipal High Income Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Municipal High Income Fund vs. Bloomberg Barclays Municipal Bond Index† — July 2006 - July 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Municipal High Income Fund on July 31, 2006, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Municipal High Income Fund 2016 Annual Report

Portfolio spread duration (unaudited)

Municipal High Income Portfolio

Economic exposure — July 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

Western Asset Municipal High Income Fund 2016 Annual Report	11

Portfolio effective duration (unaudited)

Municipal High Income Portfolio

Interest rate exposure — July 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

12	Western Asset Municipal High Income Fund 2016 Annual Report

Statement of assets and liabilities

July 31, 2016

Assets:
Investment in Municipal High Income Portfolio, at value	$806,193,736
Receivable for Fund shares sold	897,949
Prepaid expenses	47,869
Total Assets	807,139,554

Liabilities:
Payable for Fund shares repurchased	1,259,085
Distributions payable	876,733
Investment management fee payable	354,319
Service and/or distribution fees payable	115,265
Trustees’ fees payable	2,562
Accrued expenses	188,299
Total Liabilities	2,796,263
Total Net Assets	$804,343,291

Net Assets:
Par value (Note 5)	$542
Paid-in capital in excess of par value	788,764,169
Undistributed net investment income	952,972
Accumulated net realized loss on investments and futures contracts allocated from Municipal High Income Portfolio	(69,364,278)
Net unrealized appreciation on investments and futures contracts allocated from Municipal High Income Portfolio	83,989,886
Total Net Assets	$804,343,291

Net Assets:
Class A	$343,458,491
Class C	$120,796,307
Class I	$340,088,493

Shares Outstanding:
Class A	23,075,846
Class C	8,159,029
Class I	22,970,248

Net Asset Value:
Class A (and redemption price)	$14.88
Class C*	$14.81
Class I (and redemption price)	$14.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.54

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Annual Report	13

Statement of operations

For the Year Ended July 31, 2016

Investment Income:
Income from Municipal High Income Portfolio	$37,547,313
Allocated expenses from Municipal High Income Portfolio	(211,954)
Other income	1,406
Total Investment Income	37,336,765

Expenses:
Investment management fee (Note 2)	4,237,834
Service and/or distribution fees (Notes 2 and 3)	1,319,977
Transfer agent fees (Note 3)	606,513
Registration fees	75,346
Legal fees	39,474
Audit and tax fees	29,670
Shareholder reports	28,781
Trustees’ fees	13,978
Insurance	11,565
Fund accounting fees	6,300
Miscellaneous expenses	5,577
Total Expenses	6,375,015
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(221,760)
Net Expenses	6,153,255
Net Investment Income	31,183,510
Net Realized Loss on Investments From Municipal High Income Portfolio	(6,272,674)
Change in Net Unrealized Appreciation (Depreciation) From Investments in Municipal High Income Portfolio	37,224,561
Increase in Net Assets From Operations	$62,135,397

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2016	2015

Operations:
Net investment income	$31,183,510	$33,804,977
Net realized loss	(6,272,674)	(509,804)
Change in net unrealized appreciation (depreciation)	37,224,561	(5,225,923)
Increase in Net Assets From Operations	62,135,397	28,069,250

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	(31,378,849)	(34,251,003)
Decrease in Net Assets From Distributions to Shareholders	(31,378,849)	(34,251,003)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	194,844,164	240,653,397
Reinvestment of distributions	21,145,863	24,220,674
Cost of shares repurchased	(213,401,839)	(237,229,927)
Increase in Net Assets From Fund Share Transactions	2,588,188	27,644,144
Increase in Net Assets	33,344,736	21,462,391

Net Assets:
Beginning of year	770,998,555	749,536,164
End of year*	$804,343,291	$770,998,555
*Includes undistributed net investment income of:	$952,972	$893,078

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014	2013[2]	2012

Net asset value, beginning of year	$14.31	$14.41	$14.05	$14.99	$13.63

Income (loss) from operations:
Net investment income	0.59	0.64	0.65	0.63	0.69
Net realized and unrealized gain (loss)	0.57	(0.09)	0.35	(0.94)	1.36
Total income (loss) from operations	1.16	0.55	1.00	(0.31)	2.05

Less distributions from:
Net investment income	(0.59)	(0.65)	(0.64)	(0.63)	(0.69)
Total distributions	(0.59)	(0.65)	(0.64)	(0.63)	(0.69)

Net asset value, end of year	$14.88	$14.31	$14.41	$14.05	$14.99
Total return[3]	8.32%	3.81%	7.33%	(2.28)%	15.37%

Net assets, end of year (millions)	$343	$323	$375	$531	$593

Ratios to average net assets:
Gross expenses	0.80%[4]	0.81%[4]	0.81%[4]	0.80%[4]	0.78%
Net expenses	0.80 [4]	0.81 [4]	0.81 [4]	0.80 [4]	0.78
Net investment income	4.07	4.38	4.68	4.17	4.82

Portfolio turnover rate	9%[5]	8%[5]	12%[5]	33%[5]	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[5]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013[2]	2012

Net asset value, beginning of year	$14.23	$14.33	$13.97	$14.91	$13.55

Income (loss) from operations:
Net investment income	0.50	0.55	0.57	0.54	0.61
Net realized and unrealized gain (loss)	0.59	(0.09)	0.34	(0.94)	1.35
Total income (loss) from operations	1.09	0.46	0.91	(0.40)	1.96

Less distributions from:
Net investment income	(0.51)	(0.56)	(0.55)	(0.54)	(0.60)
Total distributions	(0.51)	(0.56)	(0.55)	(0.54)	(0.60)

Net asset value, end of year	$14.81	$14.23	$14.33	$13.97	$14.91
Total return[3]	7.80%	3.21%	6.74%	(2.87)%	14.79%

Net assets, end of year (millions)	$121	$119	$124	$146	$162

Ratios to average net assets:
Gross expenses	1.37%[4]	1.38%[4]	1.38%[4]	1.37%[4]	1.34%
Net expenses	1.37 [4]	1.38 [4]	1.38 [4]	1.37 [4]	1.34
Net investment income	3.50	3.81	4.11	3.61	4.26

Portfolio turnover rate	9%[5]	8%[5]	12%[5]	33%[5]	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[5]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2016	2015	2014	2013[2]	2012

Net asset value, beginning of year	$14.23	$14.33	$13.97	$14.91	$13.55

Income (loss) from operations:
Net investment income	0.61	0.66	0.67	0.65	0.70
Net realized and unrealized gain (loss)	0.58	(0.09)	0.34	(0.94)	1.36
Total income (loss) from operations	1.19	0.57	1.01	(0.29)	2.06

Less distributions from:
Net investment income	(0.61)	(0.67)	(0.65)	(0.65)	(0.70)
Total distributions	(0.61)	(0.67)	(0.65)	(0.65)	(0.70)

Net asset value, end of year	$14.81	$14.23	$14.33	$13.97	$14.91
Total return[3]	8.58%	3.96%	7.52%	(2.17)%	15.59%

Net assets, end of year (millions)	$340	$328	$251	$199	$224

Ratios to average net assets:
Gross expenses	0.72%[4]	0.72%[4]	0.72%[4]	0.73%[4]	0.71%
Net expenses[5,6]	0.65 [4]	0.65 [4]	0.65 [4]	0.65 [4]	0.64
Net investment income	4.22	4.54	4.84	4.32	4.95

Portfolio turnover rate	9%[7]	8%[7]	12%[7]	33%[7]	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Municipal High Income Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (100% at July 31, 2016) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Municipal High Income Fund 2016 Annual Report	19

Notes to financial statements (cont’d)

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,351,932	$(3,351,932)
(b)	$255,233	(255,233)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

20	Western Asset Municipal High Income Fund 2016 Annual Report

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended July 31, 2016, fees waived and/or expenses reimbursed amounted to $221,760.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2016, LMIS and its affiliates retained sales charges of $54,681 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$49,881	$5,414

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2016, the Fund had accrued $974 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Municipal High Income Fund 2016 Annual Report	21

Notes to financial statements (cont’d)

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$494,920	$157,489
Class C	825,057	81,664
Class I	—	367,360
Total	$1,319,977	$606,513

For the year ended July 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$221,760
Total	$221,760

4. Distributions to shareholders by class

	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Investment Income:
Class A	$13,507,389	$15,270,814
Class C	4,156,638	4,804,459
Class I	13,714,822	14,175,730
Total	$31,378,849	$34,251,003

5. Shares of beneficial interest

At July 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

22	Western Asset Municipal High Income Fund 2016 Annual Report

Transactions in shares of each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,969,759	$71,936,012	4,450,223	$64,930,695
Shares issued on reinvestment	815,416	11,818,592	925,410	13,474,238
Shares repurchased	(5,300,804)	(76,763,280)	(8,839,500)	(128,635,993)
Net increase (decrease)	484,371	$6,991,324	(3,463,867)	$(50,231,060)

Class C
Shares sold	947,630	$13,717,105	923,864	$13,413,047
Shares issued on reinvestment	216,588	3,121,850	250,614	3,629,844
Shares repurchased	(1,402,295)	(20,202,894)	(1,395,131)	(20,201,581)
Net decrease	(238,077)	$(3,363,939)	(220,653)	$(3,158,690)

Class I
Shares sold	7,560,855	$109,191,047	11,196,117	$162,309,655
Shares issued on reinvestment	430,681	6,205,421	491,464	7,116,592
Shares repurchased	(8,093,683)	(116,435,665)	(6,108,340)	(88,392,353)
Net increase (decrease)	(102,147)	$(1,039,197)	5,579,241	$81,033,894

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2016	2015
Distributions paid from:
Tax-exempt income	$31,267,598	$34,251,003
Ordinary income	111,251	—
Total distributions paid	$31,378,849	$34,251,003

As of July 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,573,034
Undistributed ordinary income — net	74,449
Total undistributed earnings	$1,647,483
Deferred capital losses*	(26,620,858)
Capital loss carryforward**	(43,421,833)
Other book/tax temporary differences(a)	(194,878)
Unrealized appreciation/(depreciation)(b)	84,168,666
Total accumulated earnings/(losses) — net	$15,578,580

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

Western Asset Municipal High Income Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

**	As of July 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2017	$(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(43,421,833)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities and other book/tax basis adjustments.

7. Subsequent event

The Fund currently invests in securities through an underlying mutual fund, Municipal High Income Portfolio. On August 24, 2016, the Fund announced that the underlying fund will cease operations on or about November 22, 2016, and the Board of Trustees of the Fund has determined that it is in the best interests of the Fund’s shareholders to invest directly in securities as a stand-alone fund as of that time. There will be no changes to the Fund’s investment objective, investment strategies, policies, manager, subadviser or portfolio management team as a result of its becoming a stand-alone fund that invests directly in securities. The Fund will be managed in a substantially similar manner as Municipal High Income Portfolio is currently managed.

24	Western Asset Municipal High Income Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Municipal High Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016 by examination of the underlying Municipal High Income Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2016

Western Asset Municipal High Income Fund 2016 Annual Report	25

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Municipal High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

26	Western Asset Municipal High Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Municipal High Income Fund	27

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

28	Western Asset Municipal High Income Fund

Interested Trustee and Officer:
Jane Trust, CFA
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Municipal High Income Fund	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

30	Western Asset Municipal High Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

Western Asset Municipal High Income Fund	31

Important tax information (unaudited)

The following information is provided with respect to the monthly distributions paid during the taxable year ended July 31, 2016:

Record date:	Daily	Daily	Daily
Payable date:	August 2015 through September 2015	October 2015	November 2015 through July 2016
Tax-exempt interest	100.00%	96.15%	100.00%
Ordinary income	—	3.85%	—

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income dividends paid by the Fund represent Qualified Net Interest Income and are eligible for exemption from U.S withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

32	Western Asset Municipal High Income Fund

Schedule of investments

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.1%
Alabama — 4.5%
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	$1,750,000	$2,059,505
Convertible CAB	0.000%	10/1/50	11,020,000	8,646,623	(a)
Subordinated Lien Warrants	6.000%	10/1/42	4,880,000	5,921,148
Subordinated Lien Warrants	6.500%	10/1/53	8,250,000	10,357,215
Lower Alabama Gas District, Gas Project Revenue	5.000%	9/1/46	6,750,000	9,246,892
Total Alabama				36,231,383
Arizona — 2.0%
La Paz County, AZ, IDA, Educational Facility Lease Revenue:
Charter School Solutions, Harmony Public School Project	5.000%	2/15/36	750,000	837,293	(b)
Charter School Solutions, Harmony Public School Project	5.000%	2/15/46	3,000,000	3,295,680	(b)
Navajo Nation, AZ, Revenue	5.500%	12/1/30	850,000	977,678	(b)
Phoenix, AZ, IDA Education Revenue, Basis School Inc.	5.000%	7/1/45	7,000,000	7,591,150	(b)
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,437,825	(c)
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,329,260	(c)
Total Arizona				16,468,886
California — 11.6%
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,385,700	(d)
California School Finance Authority, School Facilities Revenue:
KIPP LA Project	5.000%	7/1/34	600,000	689,862
KIPP LA Project	5.125%	7/1/44	750,000	856,935
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	7,500,000	8,467,050	(b)(e)
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.000%	10/1/28	3,500,000	4,157,825
Various Capital Project	5.125%	10/1/31	2,000,000	2,364,180
California Statewide CDA Revenue:
American Baptist Homes of the West	2.100%	10/1/19	2,250,000	2,251,575
American Baptist Homes of the West	2.400%	10/1/20	1,250,000	1,250,850
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,943,443	(b)(c)
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	6,075,420	(b)(c)
California Statewide CDA, Senior Living Health Facility Revenue, Los Angeles Jewish Home Aging, Jewish Home Foundation	4.750%	8/1/20	4,000,000	4,012,120
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	3,105,000	3,478,500
Provident Group-Pomona Properties LLC	5.750%	1/15/45	2,230,000	2,507,836

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	33

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	$2,140,000	$2,487,943
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	26,500,000	40,285,565
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,250,612
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	2,740,000	3,054,004
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	6,130,450
Total California				93,649,870
Colorado — 4.6%
Colorado Educational & Cultural Facilities Authority Revenue, Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,693,828	(c)
Colorado Health Facilities Authority Revenue, Christian Living Communities Project	5.750%	1/1/37	2,000,000	2,012,840
Leyden Rock Metropolitan District #10, GO	4.375%	12/1/33	750,000	747,255
Leyden Rock Metropolitan District #10, GO	5.000%	12/1/45	1,250,000	1,277,250
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	17,500,000	26,539,975
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	3,960,000	3,750,437
Total Colorado				37,021,585
Delaware — 1.4%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	9,000,000	9,889,110
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	1,003,520
Total Delaware				10,892,630
District of Columbia — 0.8%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,435,783
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,390,775
KIPP Charter School	6.000%	7/1/33	1,000,000	1,209,560
KIPP Charter School	6.000%	7/1/43	1,450,000	1,728,632
Total District of Columbia				6,764,750
Florida — 3.3%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	500,000	500,870
Florida State Development Finance Corp., Educational Facilities Revenue:
Renaissance Charter School Inc. Project	6.000%	6/15/35	1,200,000	1,279,524	(b)
Renaissance Charter School Inc. Project	6.125%	6/15/46	1,000,000	1,063,360	(b)

See Notes to Financial Statements.

34	Municipal High Income Portfolio 2016 Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida State Development Finance Corp., Senior Living Revenue:
Tuscan Isle Champions Gate Project	6.375%	6/1/46	$1,100,000	$1,135,948	(b)
Tuscan Isle Obligated Group	7.000%	6/1/45	300,000	323,538	(b)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	2,000,000	2,430,800
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	3,500,000	3,679,620	(e)
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	1,200,000	1,276,332	(b)(e)
Palm Beach County, FL, Health Facilities Authority Revenue, Sinai Residences Boca Raton Project	7.500%	6/1/49	1,600,000	1,973,232
Reunion, FL, East Community Development District, Special Assessment	6.600%	5/1/33	390,000	399,832
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	355,000	4	*(f)(i)
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,265,050	(b)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	3,116,550	(b)
Volusia County, FL, Educational Facility Authority Revenue	5.000%	10/15/45	3,750,000	4,292,662
Total Florida				26,737,322
Georgia — 1.3%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,104,057	(c)
Franklin County, GA, Industrial Building Authority Revenue:
Emmanuel College Inc.	5.750%	11/1/25	1,000,000	600,000	*(f)
Emmanuel College Inc.	6.000%	11/1/32	2,850,000	1,710,000	*(f)
Emmanuel College Inc.	6.250%	11/1/43	3,000,000	1,800,000	*(f)
Total Georgia				10,214,057
Hawaii — 1.1%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	9,108,080
Illinois — 6.3%
Chicago, IL, GO	5.500%	1/1/37	5,500,000	5,694,315
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	10,000,000	11,943,300
Chicago, IL, Motor Fuel Tax Revenue, AGM	5.000%	1/1/32	1,050,000	1,197,578
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	6,750,000	8,000,302	(e)
Illinois State Development Finance Authority, Environmental Facilities Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,256,175	(e)
Illinois State Finance Authority Revenue:
Franciscan Communities Inc.	5.125%	5/15/43	2,700,000	2,966,166
Park Place of Elmhurst Project	6.240%	5/15/38	4,250,000	4,276,095

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	35

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Park Place of Elmhurst Project	6.330%	5/15/48	$10,059,750	$10,097,072
Park Place of Elmhurst Project	2.000%	5/15/55	2,525,250	88,207
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,665,000	(c)
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	2,800,000	520,632
Total Illinois				50,704,842
Indiana — 1.8%
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	10,000,000	11,471,900
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,265,520	(e)
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,400,000	(c)
Total Indiana				14,137,420
Kentucky — 2.0%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	11,500,000	13,207,290
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,519,450
Total Kentucky				15,726,740
Louisiana — 0.1%
Epps, LA, COP	8.000%	6/1/18	775,000	77,500	*(f)
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	688,897
Total Louisiana				766,397
Maryland — 6.3%
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	10,103,040
Transportation Facilities Project	5.750%	6/1/35	21,625,000	24,275,360
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Project	5.800%	6/1/38	5,000,000	5,469,000	(c)
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	9,000,000	10,720,170
Total Maryland				50,567,570
Massachusetts — 5.3%
Massachusetts State DFA Revenue:
Partners Healthcare System	5.000%	7/1/47	5,000,000	6,086,300
Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,841,920

See Notes to Financial Statements.

36	Municipal High Income Portfolio 2016 Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	$9,000,000	$10,100,970
Suffolk University	5.750%	7/1/39	13,740,000	15,455,714	(c)
Massachusetts State Water Resources Authority Revenue, Green Bond	5.000%	8/1/40	4,900,000	6,149,941
Total Massachusetts				42,634,845
Michigan — 1.9%
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project	6.000%	7/1/24	1,355,000	1,474,741	(b)
Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	1,900,000	2,068,359	(b)
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	500,000	588,795
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/35	500,000	585,345
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,130,000	1,322,767
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	1,180,000	1,317,093
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	1,000,000	1,072,950
Evangelical Homes of Michigan	5.500%	6/1/47	1,000,000	1,065,460
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,630,880	(c)
Saline, MI, EDC Revenue, Evangelical Homes of Michigan Project	5.500%	6/1/47	1,235,000	1,315,843
Total Michigan				15,442,233
Missouri — 1.5%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	1,000,000	1,038,820	(b)
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,311,480
Lutheran Senior Services	5.000%	2/1/44	2,450,000	2,780,211
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,030,090
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,601,666
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	3,000,000	3,575,760
Total Missouri				12,338,027

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	37

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.4%
Director of the State of Nevada Department of Business & Industry Revenue:
Somerset Academy of Las Vegas	5.000%	12/15/35	$1,295,000	$1,378,605	(b)
Somerset Academy of Las Vegas	5.125%	12/15/45	2,015,000	2,116,576	(b)
Total Nevada				3,495,181
New Jersey — 5.7%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	2,000,000	2,310,280	(e)
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.125%	9/15/23	8,000,000	8,963,520	(e)
Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	405,280
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	2,262,000
School Facilities Construction, SIFMA	2.040%	3/1/28	17,500,000	15,790,950	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	2,780,000	2,982,301	(e)
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System	5.000%	6/15/32	4,625,000	5,209,970
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	7,000,000	8,053,640	(e)
Total New Jersey				45,977,941
New Mexico — 0.2%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	710,000	725,677
COP, Jail Project Revenue	6.000%	4/1/23	500,000	511,430
COP, Jail Project Revenue	6.000%	4/1/28	500,000	509,875
Total New Mexico				1,746,982
New York — 6.5%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	21,870,000	25,341,862
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	2.000%	1/1/49	648,226	81,028
Amsterdam At Harborside	6.700%	1/1/49	1,796,250	1,786,694
New York City, NY, Industrial Development Agency, Civic Facilities Revenue, Amboy Properties Corp. Project	6.750%	6/1/20	1,335,000	1,335,441
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/36	2,700,000	3,341,034
New York State Transportation Development Corp., Special Facilities Revenue:
Laguardia Airport Terminal B Redevelopment Project	4.000%	7/1/31	2,000,000	2,164,040	(e)
Laguardia Airport Terminal B Redevelopment Project	4.000%	7/1/32	3,250,000	3,490,273	(e)

See Notes to Financial Statements.

38	Municipal High Income Portfolio 2016 Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Laguardia Airport Terminal B Redevelopment Project	5.000%	7/1/41	$4,750,000	$5,444,972	(e)
Laguardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	750,000	854,070	(e)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	8,261,750
Total New York				52,101,164
Ohio — 1.4%
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	4,814,800
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	1,650,000	1,886,841	(e)
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	4,927,500
Total Ohio				11,629,141
Oklahoma — 1.2%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.250%	11/1/31	1,000,000	1,040,550
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,095,210
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,650,860
Total Oklahoma				9,786,620
Pennsylvania — 3.7%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/28	1,750,000	2,097,602
Erie County, PA, Convention Center Authority Gtd. Hotel Revenue, County GTD	5.000%	1/15/36	3,290,000	3,880,029
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	2,945,000	2,647,290	*(f)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,588,200
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,508,764
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,517,850
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,998,435
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/42	635,000	636,130
Performing Arts Charter School Project	6.000%	6/15/23	3,345,000	3,556,404	(b)
Philadelphia, PA, Water & Wastewater Revenue	5.000%	7/1/45	1,000,000	1,177,630
Total Pennsylvania				29,608,334

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	39

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — 0.0%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	$980,000	$284,200	*(f)
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	1,002,520
Texas — 19.1%
Arlington, TX, Higher Education Finance Corp., Education Revenue:
Uplift Education	5.000%	12/1/36	1,075,000	1,265,726
Uplift Education	5.000%	12/1/46	900,000	1,046,646
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,915,575	(c)
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	1,449,728
Capital Appreciation	0.000%	1/1/38	2,000,000	953,460
Capital Appreciation	0.000%	1/1/40	2,200,000	974,204
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,303,803
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,621,320
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB	0.000%	10/1/35	4,000,000	3,662,760	(a)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,139,680	(e)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Healthcare System	1.340%	6/1/22	5,635,000	5,641,255	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,717,977	(c)
Houston, TX, Airport System Revenue	5.000%	7/15/35	7,500,000	8,357,925	(e)
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc., Terminal Project	6.500%	7/15/30	6,500,000	7,589,595	(e)
Special Facilities, Continental Airlines Inc., Terminal Project	6.625%	7/15/38	5,000,000	5,846,700	(e)
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	785,000	788,179
Mission, TX, Economic Development Corp. Revenue, Senior Lien, Natgasoline Project	5.750%	10/1/31	295,000	315,674	(b)(e)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	1,150,000	1,325,792
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/51	650,000	759,512
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue:
Collegiate Housing College Station LLC, Texas A&M University Project, AGM	5.000%	4/1/46	500,000	570,545
Collegiate Housing, Tarleton State University Project	5.000%	4/1/46	3,000,000	3,403,440
Collegiate Housing, Tarleton State University Project	5.000%	4/1/47	4,000,000	4,524,560

See Notes to Financial Statements.

40	Municipal High Income Portfolio 2016 Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
North Texas Tollway Authority Revenue	5.750%	1/1/33	$10,000,000	$10,722,500	(c)
North Texas Tollway Authority Revenue	5.000%	1/1/39	750,000	904,957
North Texas Tollway Authority Revenue:
First Tier	6.250%	1/1/39	1,625,000	1,841,499	(c)
First Tier	6.250%	1/1/39	375,000	420,060
San Leanna, TX, Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,033,560
Saint Edwards University Project	5.125%	6/1/22	1,060,000	1,089,245
Saint Edwards University Project	5.125%	6/1/22	940,000	975,466	(c)
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	600,000	*(f)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	8,270,015
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC	7.000%	6/30/40	16,460,000	19,648,467
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	370,000	433,252	(e)
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/45	1,900,000	2,214,602	(e)
Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	33,253,360
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,180,420	(c)
Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,749,480	(c)
Uplift Education	5.875%	12/1/36	1,000,000	1,069,930	(c)
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	525,000	487,631
Total Texas				154,068,500
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	7,930,500
Virginia — 1.1%
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,529,075
Washington — 0.1%
Washington State HFC Revenue:
Heron’s Key	6.500%	7/1/30	350,000	376,159	(b)
Heron’s Key	6.750%	7/1/35	350,000	377,660	(b)
Total Washington				753,819
Wisconsin — 0.8%
Public Finance Authority, WI, Exemption Facilities Revenue, Celanese Project	5.000%	12/1/25	2,450,000	2,876,496	(e)

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	41

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Public Finance Authority, WI, Revenue, Church Home of Hartford Inc.	5.000%	9/1/38	$1,250,000	$1,344,450	(b)
Wisconsin State HEFA Revenue, Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,283,380
Total Wisconsin				6,504,326
Total Investments before Short-Term Investments (Cost — $698,335,409)				782,824,940
Short-Term Investments — 2.0%
California — 0.3%
Irvine, CA, USD Special Tax Revenue, Community Facilities District No. 09-1, LOC-Sumitomo Mitsui Banking	0.430%	9/1/51	900,000	900,000	(g)(h)
Southern California State Public Power Authority Revenue, Magnolia Power Project, LOC-Wells Fargo Bank N.A.	0.390%	7/1/36	1,400,000	1,400,000	(g)(h)
Total California				2,300,000
Georgia — 0.1%
Heard County, GA, Development Authority Revenue	0.460%	9/1/29	900,000	900,000	(g)(h)
Illinois — 0.5%
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.420%	6/1/35	4,200,000	4,200,000	(g)(h)
New York — 0.9%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.500%	6/15/32	1,100,000	1,100,000	(g)(h)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.590%	8/1/22	600,000	600,000	(g)(h)
Future Tax Secured, SPA-Dexia Credit Local	0.590%	8/1/23	1,900,000	1,900,000	(g)(h)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.590%	11/1/22	3,300,000	3,300,000	(g)(h)
Total New York				6,900,000
North Carolina — 0.1%
Charlotte, NC, COP, 2003 Governmental Facilities Project, LIQ-Wells Fargo Bank N.A.	0.410%	6/1/33	190,000	190,000	(g)(h)
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Novant Health Group, SPA-JPMorgan Chase	0.400%	11/1/34	1,000,000	1,000,000	(g)(h)
Total North Carolina				1,190,000
Vermont — 0.1%
Vermont State Housing Finance Agency Revenue, Multiple Purpose, AGM, SPA-Bank of New York Mellon	0.480%	11/1/37	1,000,000	1,000,000	(e)(g)(h)
Total Short-Term Investments (Cost — $16,490,000)				16,490,000
Total Investments — 99.1% (Cost — $714,825,409#)				799,314,940
Other Assets in Excess of Liabilities — 0.9%				6,878,796
Total Net Assets — 100.0%				$806,193,736

See Notes to Financial Statements.

42	Municipal High Income Portfolio 2016 Annual Report

Municipal High Income Portfolio

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	The coupon payment on these securities is currently in default as of July 31, 2016.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(i)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $714,646,348.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
PCFA	— Pollution Control Financing Authority
PFC	— Public Facilities Corporation
RDA	— Redevelopment Agency
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	43

Schedule of investments (cont’d)

July 31, 2016

Municipal High Income Portfolio

Ratings table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.5%
AA/Aa	4.7
A	21.9
BBB/Baa	48.8
BB/Ba	8.0
B/B	1.2
A-1/VMIG 1	2.1
NR***	10.8
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

44	Municipal High Income Portfolio 2016 Annual Report

Statement of assets and liabilities

July 31, 2016

Assets:
Investments, at value (Cost — $714,825,409)	$799,314,940
Interest receivable	7,074,571
Prepaid expenses	3,916
Total Assets	806,393,427

Liabilities:
Payable to broker — variation margin on open futures contracts	90,781
Due to custodian	15,400
Trustees’ fees payable	1,201
Accrued expenses	92,309
Total Liabilities	199,691
Total Net Assets	$806,193,736

Represented by:
Paid-in-capital	$806,193,736

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	45

Statement of operations

For the Year Ended July 31, 2016

Investment Income:
Interest	$37,555,192

Expenses:
Fund accounting fees	76,049
Audit and tax fees	48,785
Legal fees	42,868
Trustees’ fees	14,022
Commitment fees (Note 5)	6,236
Custody fees	4,586
Miscellaneous expenses	19,453
Total Expenses	211,999
Net Investment Income	37,343,193

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(5,488,517)
Futures contracts	(785,422)
Net Realized Loss	(6,273,939)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	37,597,552
Futures contracts	(377,592)
Change in Net Unrealized Appreciation (Depreciation)	37,219,960
Net Gain on Investments and Futures Contracts	30,946,021
Increase in Net Assets From Operations	$68,289,214

See Notes to Financial Statements.

46	Municipal High Income Portfolio 2016 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2016	2015

Operations:
Net investment income	$37,343,193	$40,117,771
Net realized loss	(6,273,939)	(510,397)
Change in net unrealized appreciation (depreciation)	37,219,960	(5,226,324)
Increase in Net Assets From Operations	68,289,214	34,381,050

Capital Transactions:
Proceeds from contributions	77,985,069	81,489,298
Value of withdrawals	(113,458,439)	(94,263,665)
Decrease in Net Assets From Capital Transactions	(35,473,370)	(12,774,367)
Increase in Net Assets	32,815,844	21,606,683

Net Assets:
Beginning of year	773,377,892	751,771,209
End of year	$806,193,736	$773,377,892

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Annual Report	47

Financial highlights

For the years ended July 31, unless otherwise noted:
	2016	2015	2014	2013[1]

Net assets, end of year (millions)	$806	$773	$752	$889
Total return[2]	9.09%	4.59%	8.12%	(1.50)%

Ratios to average net assets:
Gross expenses	0.03%	0.02%	0.02%	0.03%[3]
Net expenses	0.03	0.02	0.02	0.03 [3]
Net investment income	4.83	5.15	5.44	4.94 [3]

Portfolio turnover rate	9%	8%	12%	33%

[1]	For the period November 29, 2012 (inception date) to July 31, 2013.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[3]	Annualized.

See Notes to Financial Statements.

48	Municipal High Income Portfolio 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Municipal High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At July 31, 2016, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Municipal High Income Portfolio 2016 Annual Report	49

Notes to financial statements (cont’d)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Municipal High Income Portfolio 2016 Annual Report

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$782,824,940	—	$782,824,940
Short-term investments†	—	16,490,000	—	16,490,000
Total investments	—	$799,314,940	—	$799,314,940

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$499,645	—	—	$499,645

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated

Municipal High Income Portfolio 2016 Annual Report	51

Notes to financial statements (cont’d)

securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio does not pay an investment management fee.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive placement agent.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Portfolio is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board

52	Municipal High Income Portfolio 2016 Annual Report

of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended July 31, 2016, such purchase and sale transactions were $129,255,591 and $159,921,338, respectively.

3. Investments

During the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$71,665,874
Sales	69,076,279

At July 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$98,370,448
Gross unrealized depreciation	(13,701,856)
Net unrealized appreciation	$84,668,592

At July 31, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	83	9/16	$13,978,668	$14,478,313	$(499,645)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2016.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$499,645

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended July 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

Municipal High Income Portfolio 2016 Annual Report	53

Notes to financial statements (cont’d)

change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(785,422)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(377,592)

During the year ended July 31, 2016, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$11,745,796

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at July 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$90,781	$(90,781)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Redemption facility

Effective November 24, 2015, the Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is

54	Municipal High Income Portfolio 2016 Annual Report

incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended July 31, 2016, the Portfolio incurred a commitment fee in the amount of $6,236. The Portfolio did not utilize the Redemption Facility during the period ended July 31, 2016.

6. Subsequent event

On August 9, 2016, the Portfolio’s Board of Trustees approved the liquidation and termination of the Portfolio. The Portfolio is expected to cease operations on or about November 22, 2016.

Municipal High Income Portfolio 2016 Annual Report	55

Report of independent registered public

accounting firm

The Board of Trustees and Investors

Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Municipal High Income Portfolio (the “Portfolio”), a series of Master Portfolio Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from November 29, 2012 (inception date) to July 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Portfolio as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from November 29, 2012 (inception date) to July 31, 2013, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 6 to the financial statements, the Portfolio’s Board of Trustees approved the liquidation and termination of the Portfolio subsequent to the date of the Statement of Assets and Liabilities. Our opinion is not modified with respect to this matter.

New York, New York

September 21, 2016

56	Municipal High Income Portfolio 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 26 through 31 of this report.

Municipal High Income Portfolio	57

Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv*

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

*	Effective February 10, 2016, Mr. Berv became Chairman.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/16 SR16-2864

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2015 and July 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,281 in 2015 and $154,451 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,130 in 2015 and $17,240 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2016